                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 6, 2001



                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


 000-24261                                                        68-0140361
(Commission                                                     (IRS Employer
File Number)                                                 Identification No.)



15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                         94925
   (Address of Principal Executive Offices)                           (Zip Code)



                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS

                We entered into a Stock Purchase Agreement, dated as of November 6, 2001, with a number of accredited investors pursuant to which the investors paid us an aggregate of approximately $17.5 million in consideration for 4,487,178 shares of our common stock at a price of $3.90 per share. As part of this private placement transaction, we agreed to use our reasonable best efforts, by November 21, 2001, to (but in no event later than December 6, 2001)
(i) prepare and file with the Securities and Exchange Commission a registration statement for the resale of the common stock acquired by these investors pursuant to the Stock Purchase Agreement, or (ii) include the common stock acquired by these investors pursuant to the Stock Purchase Agreement in an existing registration statement we have on file with the Securities and Exchange Commission. We also agreed to use our reasonable best efforts to cause the applicable registration statement to become effective within sixty (60) days after the applicable registration statement is filed or amended with the SEC. Additionally, we agreed to keep the registration statement effective until the sooner to occur of (A) the date on which all the shares of common stock included within the registration statement have been sold, (B) the date on which all of the investors, respectively, may sell within a three month period under Rule 144 of the Securities Act of 1933, as amended, in compliance with any applicable volume limitations under Rule 144 all of the shares of common stock registered under such registration statement, or (C) November 6, 2003.

                The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

                On November 6, 2001, we issued a press release announcing the new financing described above. The full text of the press release issued in connection with this announcement is incorporated herein by reference and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        (c) Exhibits.

Exhibit No.     Description
-----------     -----------
10.1            Stock Purchase Agreement, dated as of November 6, 2001, by and among Restoration Hardware, Inc. and certain investors named therein.

99.1 Press Release, dated November 6, 2001, regarding the sale of common stock.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RESTORATION HARDWARE, INC.



Dated: November 7, 2001             By: /s/ Gary G. Friedman
                                       -----------------------------------------
                                       Gary G. Friedman, Chief Executive Officer
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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
-----------     -----------
10.1            Stock Purchase Agreement, dated as of November 6, 2001, by and among Restoration Hardware, Inc. and certain investors named therein.

99.1 Press Release, dated November 6, 2001, regarding the sale of common stock.
